                                                                 EXHIBIT (17)(a)


   As filed with the Securities and Exchange Commission on December 23, 1988
                                                     Registration No. 33-26305

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A


    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              /x/

                         PRE-EFFECTIVE AMENDMENT NO. __                  / /


                        POST-EFFECTIVE AMENDMENT NO. __                  / /

                                    and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                                AMENDMENT NO. __                         / /

                         ------------------------------

                                 THE NCP FUNDS

               (Exact Name of Registrant as Specified in Charter)

              Suite 204, Webster Building                Edward J. Roach
              Concord Plaza                              Suite 204
              3411 Silverside Road                       Webster Building
              Wilmington, Delaware 19810                 3411 Silverside Road
              (Address of Principal Executive            Wilmington, Delaware 19809
               Offices)                                    (Name and Address of Agent
              Registrant's Telephone Number:               for Service)
               (302) 478-1630

                                   Copies to:

                             Morgan R. Jones, Esq.
                             DRINKER BIDDLE & REATH
                               1100 PNB Building
                             Philadelphia, PA 19107

                     Approximate Date of Proposed Public Offering:     As soon
as practicable after the effective date of the registration statement.

           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                  Proposed
Title of                                          Maximum
Securities                  Amount                Offering             Amount of
Being                       Being                 Price Per            Registration
Registered                  Registered            Unit                 Fee
----------                  ----------            ---------            ------------
Shares of                   Indefinite            Net Asset            $500*
beneficial                                        Value
interest                                          (plus
($.001 par                                        sales load,
value per share)                                  if any)

                     ----------------------------------------

                     * Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of its shares of beneficial interest, including shares of beneficial interest in its Money Market Portfolio, Tax-Free Money Market Portfolio, Government Obligations Money Market Portfolio, Balanced Portfolio, Equity Portfolio, Fixed Income Portfolio and International Portfolio.

                     ----------------------------------------

                            Registrant hereby amends this Registration
Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     As filed with the Securities and Exchange Commission on  May 11, 1995
                                                     Registration No. 33-26305

------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A


    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

                         PRE-EFFECTIVE AMENDMENT NO. __                   / /


                        POST-EFFECTIVE AMENDMENT NO. 15                   /x/

                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/

                               AMENDMENT NO. 17                           /x/

                         ------------------------------

                                THE PNC(R) FUND

                             (Formerly, NCP Funds)

               (Exact Name of Registrant as Specified in Charter)

              Bellevue Corporate Center                  Edward J. Roach
              400 Bellevue Parkway                       Bellevue Corporate Center
              Suite 100                                  400 Bellevue Parkway
              Wilmington, Delaware 19809                 Suite 100
              (Address of Principal Executive            Wilmington, Delaware 19809
               Offices)                                   (Name and Address of Agent
              Registrant's Telephone Number:              for Service)
               (302) 792-2555

                                   Copies to:

                             Morgan R. Jones, Esq.
                             DRINKER BIDDLE & REATH
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                          Philadelphia, PA 19107-3496

It is proposed that this filing will become effective (check appropriate box)
       / / immediately upon filing pursuant to paragraph (b)
       / / on ____________ pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(i)
       / / on (date) pursuant to paragraph (a)(i)
       /x/ 75 days after filing pursuant to paragraph (a)(ii)
       / / on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's initial 24f-2 Notice for its fiscal year ended September 30, 1994 was filed on October 7, 1994.